     As filed with the Securities and Exchange Commission on April 11, 2002

                                                   Registration No.  333-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                          JETBLUE AIRWAYS CORPORATION
               (Exact name of registrant as specified in charter)

          DELAWARE                         4512                   87-0617894
(State or other jurisdiction      (Primary Standard           (I.R.S. Employer
     of incorporated            Industrial Classification      Identification
     or organization                 Code Number                   Number

                            ------------------------

                             80-02 KEW GARDENS ROAD
                          KEW GARDENS, NEW YORK 11415
                                 (718) 286-7900
               (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                            ------------------------

                             THOMAS E. KELLY
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                             80-02 KEW GARDENS ROAD
                          KEW GARDENS, NEW YORK 11415
                                 (718) 286-7902

            (Name, address, including zip code, and telephone number,
             including area code, of agent for service of process)

                            ------------------------
                                WITH COPIES TO:

              CURTIS L. MO                           JOEL S. KLAPERMAN
    Brobeck, Phleger & Harrison LLP                 Shearman & Sterling
       1633 Broadway, 47th Floor                   599 Lexington Avenue
          New York, NY 10019                     New York, New York 10022
            (212) 581-1600                          (212) 848-4000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: //

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registation statement for the same offering. /X/

         If this Form is post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If this Form is post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, please check the following box. / /

                            ------------------------
                        CALCULATION OF REGISTRATION FEE
===============================================================================
TITLE OF EACH CLASS OF SECURITIES           PROPOSED
      TO BE REGISTERED                      MAXIMUM              AMOUNT OF
                                           AGGREGATE           REGISTRATION
                                        OFFERING PRICE(1)           FEE
-------------------------------------------------------------------------------
COMMON STOCK, $0.01 PAR VALUE....(2)       11,385,009            $1,048.00
===============================================================================
(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

(2) Each share of Common Stock includes one stockholder right as described under "Description of Capital Stock."

                            ------------------------

        THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

                                EXPLANATORY NOTE

This registration statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-82576) filed by JetBlue Airways Corporation with the Securities and Exchange Commission, which was declared effective by the Commission on April 11, 2002, are incorporated by reference into, and shall be deemed part of, this registration statement.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

         All exhibits filed with or incorporated by reference in Registration Statement No. 333-82576 are incorporated by reference into, and shall be deemed to be a part of, this registration statement, except for the following, which are filed herewith.


   EXHIBIT
   NUMBER        EXHIBIT DESCRIPTION
--------------   --------------------------------------------------------------
    5.1          Opinion of Brobeck, Phleger & Harrison LLP.

   23.1          Consent of Brobeck, Phleger & Harrison LLP (included in
                 Exhibit 5.1).

   23.2          Consent of KPMG LLP.

   23.3          Consent of Ernst & Young LLP.

   24.1 Powers of Attorney (incorporated by reference to the Registration Statement on Form S-1 of JetBlue Airways Corporation (Registration No. 333-82576)).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 11, 2002.

                                         JetBlue Airways Corporation



                                         By: /S/ JOHN OWEN
                                             -------------------------------
                                             John Owen
                                             Chief Financial Officer (Principal
                                             Financial Officer)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       SIGNATURE                      TITLE                          DATE
       ---------                      -----                          -----

          *                      Chief Executive Officer and     April 11, 2002
------------------------------    Director (Principal
    DAVID NEELEMAN                Executive Officer)


     /S/ JOHN OWEN               Chief Financial Officer         April 11, 2002
------------------------------   (Principal Financial Officer)
         JOHN OWEN

         *                       Vice President and Controller   April 11, 2002
-----------------------------
     HOLLY NELSON


         *                       Director                        April 11, 2002
-----------------------------
    DAVID BARGER

         *                       Director                        April 11, 2002
-----------------------------
    DAVID CHECKETTS

         *                       Director                        April 11, 2002
-----------------------------
    DAVID FERGUSON

         *                       Director                        April 11, 2002
-----------------------------
   MICHAEL LAZARUS

         *                       Director                        April 11, 2002
-----------------------------
  NOEL MOSZKOWSKI


         *                       Director                        April 11, 2002
-----------------------------
 THOMAS PATTERSON

         *                       Director                        April 11, 2002
-----------------------------
   ANN RHOADES

       SIGNATURE                      TITLE                          DATE
       ---------                      -----                          -----



         *                       Director                        April 11, 2002
-----------------------------
   JOEL PETERSON

         *                       Director                        April 11, 2002
-----------------------------
    FRANK SICA



*By:  /S/ JOHN OWEN
      ------------------------
      JOHN OWEN
      ATTORNEY-IN-FACT